UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.      On September 6, 2022 the Board of Directors of Athena approved the increase in the amount of a private placement offering of the Company’s Units (the “Offering”) first reported on the Company’s Form 8-K dated August 22, 2022 and filed with the Securities and Exchange Commission (“SEC”) on August 23, 2022. The Offering amount has increased from CAD $500,000 to CAD$650,000. Effective September 9, 2022, the Company closed the second tranche of the Offering. In connection with the closing of the second tranche, the Company has issued 1,737,500 Units for gross proceeds of CAD $139,000. Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant, with each warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CAD $0.12 at any time on or before the first business day that is 24 months after the closing of the Offering.

Effective September 23, 2022, the Company closed the final tranche of the Offering. In connection with the closing of the final tranche, the Company has issued 2,760,200 Units for gross proceeds of CAD $220,816. Upon the final closing the Company has issued an aggregate of 8,307,700 Units for aggregate gross proceeds of CAD $664,616.

b.       (i) The Units sold under 1(a) above were issued in an offering under Regulations S and D of the Securities Act of 1933, as amended. The Units sold in the Regulation S offering were issued to fifteen (15) individuals and four (4) entities who were either not a person in the United States or not a U.S. Person (as defined in Rule 902(k) of Regulation S under the Securities Act of 1933) at the time of their investment. The Units sold in the Regulation D offering, were issued to one (1) US Person who qualifies as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933. The Units, including the shares of Common Stock and Warrants issued are “restricted securities” under the Securities Act of 1933, as amended and the certificates evidencing same bear the Company’s customary restrictive legend along with a restrictive legend specific to the Provinces of Canada in which the Units were sold

c.       In connection with the closing of the Offering, the Company paid total finder’s fees in the amount of $14,748 cash and 184,350 broker warrants.

d.       The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Regulation S.

e.       Each Warrant sold as part of the Units is exercisable for two (2) years to purchase one additional share of Common Stock at an exercise price of CDN $0.12 per share.

f.       Proceeds of the Offering will be used for project exploration, working capital and other general corporate purposes.

ITEM 7.01	REGULATION FD DISCLOSURE

On September 9, 2022, the Company issued a press release announcing (i) the increase in its private placement offering (the “Offering”) of units of the Company (each, a “Unit”) to up to 8,125,000 Units at a price of CAD $0.08 per Unit for aggregate gross proceeds of up to CAD $650,000 and (ii) it has closed the second tranche of the Offering through the issuance of 1,737,500 Units for gross proceeds of CAD $139,000 as is detailed above in Item 3.02. A copy of the press release is filed herewith as Exhibit 99.1.

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On September 23, 2022, the Company issued a press release announcing the closing of the final tranche of the Offering. Details of the closing of the final tranche are described about in Item 3.02. A copy of the press release is filed herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
99.2	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: September 23, 2022	By:	/s/ John C. Power
John C. Power, President

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